Exhibit 10.9
BUILDING LOAN GAP NOTE

$18,561,504.00    March 7, 2019
For value received, 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company, having an address at c/o Savanna, 430 Park Avenue, 12th Floor, New York, New York 10022 (“Borrower”), promises to pay to INVESCO CMI INVESTMENTS, L.P., a Delaware limited partnership, at its at its address at c/o Invesco Real Estate, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201 (together with its successors and assigns “Lender”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of EIGHTEEN MILLION FIVE HUNDRED SIXTY ONE THOUSAND FIVE HUNDRED FOUR AND NO/100 DOLLARS ($18,561,504.00), in lawful money of the United States of America, with interest on the unpaid principal balance from time to time outstanding to be computed from the date hereof at the rate set forth in that certain Amended and Restated Building Loan Agreement, dated as of the date hereof, between Borrower and Lender (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Loan Agreement”).

IT IS HEREBY EXPRESSLY AGREED, that the said principal sum evidenced by this Building Loan Gap Note (“Note”) shall become due at the option of the holder thereof on the happening of any event by which, under the terms of the Loan Agreement, said principal sum shall become due and payable; also, that all of the covenants, conditions and agreements contained in the Loan Agreement are hereby made part of this instrument.

Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

This Note is secured by the Building Loan Gap Mortgage made by Borrower to Lender, of even date herewith.

This Note may not be changed or terminated orally.

Section 11.3 of the Loan Agreement is hereby incorporated by reference herein.

If Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

[THE REMAINDER OF THE PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first written above.

BORROWER: 110 WILLIAM PROPERTY INVESTORS III, LLC a Delaware limited liability company By: /s/ Christopher Schlank Name: Christopher Schlank Title: Authorized Signatory

[Signature Page to Building Loan Gap Note]